UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2007
TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)
Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition
The following information is being “furnished” in accordance with General Instruction of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933, as amended or the Exchange Act.
On November 8, 2007, TeleTech Holdings, Inc. (“TeleTech”) issued a press release announcing preliminary financial and operating results for the quarter ended September 30, 2007. On November 9, 2007, TeleTech also held a conference call, which was open to the public, to discuss these results. A copy of this press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a)
On November 8, 2007, TeleTech issued a press release announcing that its Audit Committee has been conducting a review of the Company’s accounting for equity-based compensation practices. The review is being conducted with the assistance of outside legal counsel and accounting experts and will cover equity grants for the period from 1999 through 2007.
Based on the work conducted to date, TeleTech presently believes that it will be required to incur additional non-cash compensation expense for prior periods and that restatement of previous interim and annual financial statements for the periods 1999 through 2007 is likely. Accordingly, TeleTech’s management and the Audit Committee concluded on November 8, 2007 that TeleTech’s financial statements for the periods 1999 through 2006 and the first and second quarters of 2007 and all earnings and press releases and similar communications issued by the Company relating to all annual and quarterly periods subsequent to December 31, 1998 should not be relied upon. Because the review has not been concluded, the amount of additional non-cash compensation expense and the resulting tax impact cannot be determined.
The Audit Committee and management have discussed the matters disclosed in this filing with PriceWaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2007 who began with a review of the Company’s financial statements for the second quarter of 2007 and Ernst & Young LLP, the Company’s independent registered public accounting firm from 2002 through the first quarter of 2007.
The Company’s press release on November 8, 2007 with respect to this matter, a copy of which is attached as Exhibit 99.1 hereto, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

99.1	Press Release issued by TeleTech Holdings, Inc., dated November 8, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By:	/s/ Kenneth D. Tuchman
KENNETH D. TUCHMAN
Chief Executive Officer

Dated: November 8, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by TeleTech Holdings, Inc., dated November 8, 2007.